UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
_____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
__________________________________________
Date of Report
(Date of earliest event reported)

November 16, 2017

THE GAP, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-7562	94-1697231
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two Folsom Street San Francisco, California	94105
(Address of principal executive offices)	(Zip Code)
(415) 427-0100
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 7.01.    Regulation FD Disclosure

A table outlining historical comparable sales of The Gap, Inc. (the "Company") and by global brand is attached hereto as Exhibit 99.1. Supplemental slides referenced during the Company's third quarter earnings call on November 16, 2017 are attached hereto as Exhibit 99.2.

The information presented in Item 7.01 of this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, unless we specifically state that the information is to be considered “filed” under the Exchange Act or specifically incorporate it by reference in any filing under the Securities Act or the Exchange Act.

Item 9.01.    Financial Statements and Exhibits

99.1	Historical comparable sales.

99.2	Supplemental slides provided in connection with the Company's third quarter 2017 earnings call.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE GAP, INC.
(Registrant)

Date: November 16, 2017	By:	/s/ Teri List-Stoll
Teri List-Stoll
Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Historical comparable sales.
99.2	Supplemental slides provided in connection with the Company's third quarter 2017 earnings call.